Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mexco Energy Corporation (the "Company") on Form 10-K for the year ending March 31, 2004, as filed with the SEC on the date hereof (the "Report"), I, Nicholas C. Taylor, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  June 29, 2004                              /s/ Nicholas C. Taylor
                                                   ---------------------------
                                                   President and Chief Executive
                                                   Officer